UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

HANDY & HARMAN LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 1, 2016, Handy & Harman Ltd. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") under Item 2.01 to report that, on May 31, 2016, Handy & Harman Group Ltd., a wholly owned subsidiary of the Company, completed the acquisition of SL Industries, Inc. ("SLI"). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of SLI and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(1)
Audited financial statements of SLI as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(2)
Unaudited financial statements of SLI as of and for the three months ended March 31, 2016 and 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

(1)
Unaudited pro forma condensed combined financial information of the Company and SLI for the year ended December 31, 2015 and for the six months ended June 30, 2016 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. An unaudited pro forma balance sheet has not been presented as the acquisition has already been fully reflected in the consolidated balance sheet included in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2016, filed on August 1, 2016.

(d)	Exhibits

Exhibit No.	Exhibits
99.1	Audited financial statements of SLI as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015.
99.2	Unaudited financial statements of SLI as of and for the three months ended March 31, 2016 and March 31, 2015.
99.3	Unaudited pro forma condensed combined financial information of the Company and SLI for the year ended December 31, 2015 and for the six months ended June 30, 2016.
99.4	Consent of Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDY & HARMAN LTD.

Dated: August 16, 2016	By:	/s/ Douglas B. Woodworth
	Name:	Douglas B. Woodworth
	Title:	Chief Financial Officer